Share-based Compensation (Tables)	12 Months Ended
Sep. 30, 2024
Disclosure of terms and conditions of share-based payment arrangement [abstract]
Summary of Fair Value At Grant Date Estimate Using Discounted Cash Flow Model and Black-Scholes Option Pricing Model

The fair value at grant date was estimated using a Discounted Cash Flow model and then a Black-Scholes option pricing model, weighted for the assigned probability of each exit event date scenario. The model takes into account, among other things, a self-investment as well as the potential development of Birkenstock's ordinary redeemable share price. The historical volatility was derived from a peer group. The ordinary redeemable share price of €72.23 was determined based on the following assumptions:

Grant date March 10, 2023
Average revenue growth rates (2023-2027) (%)	16.5%
Average EBITDA margin (2023-2027) (%)	31.0%
Terminal growth rate (2023-2027) (%)	1.5%
After-tax discount rate (%)	9.9%
Average capital expenditure investments	€85.8million
Dividend yield (%)	0.0%
Expected volatility (%)	34.4%
Expected time period (years) (weighted average of the assumed exit event date scenarios)	1.1
Risk free interest rate (%) (weighted average of the assumed exit event date scenarios)	3.2%

Summary of Stock-Based Compensation Expense Recognized	As the Company closed its IPO on October 13, 2023, the entire award fully vested during the fiscal year ended September 30, 2024 and the Company recognized share-based compensation expenses related to the MIP in the following expense categories:

	Year ended September 30,
	2024	2023
Sales and marketing expenses	(406)	(7,389)
General administrative expenses	(3,185)	(58,004)
Total	(3,591)	(65,393)